UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2016

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Today, LendingClub Corporation (the "Company") announced the launch of an auto refinance product. Scott Sanborn, the Company's President and Chief Executive Officer, will deliver a keynote speech about the Company and the new auto refinance offering that is available through the Company’s platform at the Money20/20 conference in Las Vegas, Nevada today at 3:00 p.m. Pacific Time (6:00 p.m. Eastern Time).

A copy of the press release announcing the auto refinance product and the slides from Mr. Sanborn's Money20/20 presentation are furnished as Exhibit 99.1 and 99.2, respectively, to this Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Exhibit Title or Description
99.1	Press Release dated October 25, 2016
99.2	Money20/20 Presentation Slides, October 25, 2016

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date: October 25, 2016	By:	/s/ Thomas Casey
Thomas Casey
Chief Financial Officer
(duly authorized officer)